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                                                                     EXHIBIT 1.1

                          PROSPERITY BANCSHARES, INC.

              1,200,000 ___% CUMULATIVE TRUST PREFERRED SECURITIES
             (LIQUIDATION AMOUNT $10 PER TRUST PREFERRED SECURITY)

                             UNDERWRITING AGREEMENT

                                                                __________, 1999



Howe Barnes Investments, Inc.
As Representative of the several Underwriters named in Schedule A
135 South LaSalle Street
Chicago, Illinois 60603

Ladies and Gentlemen:

         1. Introductory. Prosperity Bancshares, Inc., a Texas corporation (the "Company"), and its subsidiary, Prosperity Capital Trust I (the "Trust" and, together with the Company, the "Offerors"), a statutory business trust organized under the Delaware Business Trust Act (the "Delaware Act"), propose, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule A (the "Underwriters"), who are acting severally and not jointly, an aggregate of 1,200,000 of the Trust's ___% Cumulative Trust Preferred Securities (liquidation amount $10 per security) representing undivided beneficial interests in the assets of the Trust (the "Trust Preferred Securities"). The Offerors propose that the Trust issue the Trust Preferred Securities pursuant to a Trust Agreement, as amended and restated among First Union Trust Company, National Association, as Property Trustee and Delaware Trustee, the administrative trustees named therein (the "Administrative Trustees") and the Company (the "Trust Agreement"). The Trust Preferred Securities will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to a Guarantee Agreement (the "Guarantee Agreement") between the Company and First Union Trust Company, National Association, as trustee (the "Guarantee Trustee"). The proceeds of the sale of the Trust Preferred Securities will be combined with the proceeds from the sale by the Trust to the company of the Trust's common securities (the "Common Securities") and will be used to purchase ___% junior subordinated debentures (the "Debentures") issued by the Company pursuant to an indenture (the "Indenture") between the Company and First Union Trust Company, National Association, as trustee (the "Indenture Trustee").

         The Offerors have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations (the "Rules and Regulations") of the Commission thereunder (collectively, the "Act"), and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), a registration statement on Form S-1 (File Nos. _________ and __________) including a prospectus, relating to the Trust Preferred Securities, the Debentures and the Guarantee Agreement. The registration statement, as amended at the time when it became or becomes effective, including all financial schedules (if any) and exhibits thereto, and all of the information



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(if any) deemed to be part of the registration statement at the time of its effectiveness pursuant to Rule 430A under the Act is hereinafter referred to as the "Registration Statement". The prospectus in the form first provided to the Underwriters by the Offerors in connection with the offering and sale of the Trust Preferred Securities (whether or not required to be filed pursuant to Rule 424(b) under the Act is hereinafter referred to as the "Prospectus," except that if any revised prospectus shall be provided to the Underwriters by the Offerors for use in connection with the offering of the Trust Preferred Securities that differs from the Prospectus (whether of not any such revised prospectus is required to be filed by the Offerors pursuant to Rule 424(b)), the term "Prospectus" shall refer to the revised prospectus from and after the time it is first provided to the Underwriters for such use. Each preliminary prospectus included in the Registration Statement prior to the time it became or becomes effective is herein referred to as a "Preliminary Prospectus".

         The Offerors hereby confirm their agreement with the Underwriters as follows:

         2. Representations and Warranties of the Offerors. The Offerors jointly and severally represent and warrant to, and agree with, the several Underwriters as of the date hereof and as of the Closing Date (as hereinafter defined) that:

            (a) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus relating to the proposed offering of the Trust Preferred Securities nor instituted or threatened any proceedings for that purpose. The Registration Statement, on the date it was or is declared effective by the Commission, each Preliminary Prospectus, on the date of the filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission (or if not filed, on the date provided by the Offerors to the Underwriters in connection with the offering and sale of the securities) and at the Closing Date conformed or will conform with the requirements of the Act, the Rules and Regulations and the Trust Indenture Act and the rules and regulations thereunder. The Registration Statement, on the date it was or is declared effective by the Commission, upon the filing or first delivery to the Underwriters of the Prospectus (or any supplement to the Prospectus) and at the Closing Date did not or will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; each Preliminary Prospectus; and on the date of the filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission (or if not filed, on the date provided by the Offerors to the Underwriters in connection with the offering and sale of the Securities) and at the Closing Date did not and will not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing shall not


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                  apply to statements in or omissions from the Registration
                  Statement and the Prospectus made or omitted in reliance upon, and in conformity with, information relating to the Underwriters furnished in writing to the Offerors by or on behalf of the Underwriters with your consent expressly for use therein. The Offerors hereby acknowledge for all purposes under this Agreement that (A) the statements set forth under the caption "Underwriting" in the Prospectus and (B) the stabilization legend on page __ of the Prospectus constitute the only written information furnished to the Offerors by or on behalf of the Underwriters for use in the preparation of the Registration Statement or the Prospectus or any amendment or supplement thereto.

            (b) No action has been taken with respect to either Offeror, and, to the best knowledge of the Offerors, no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that suspends the effectiveness of the Registration Statement, prevents or suspends the use of any Preliminary Prospectus or the Prospectus or suspends the sale of the Trust Preferred Securities in any jurisdiction referred to in Section 4(g) hereof. No injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to either Offeror that might prevent the issuance of the Trust Preferred Securities, suspend the effectiveness of the Registration Statement, prevent or suspend the use of any Preliminary Prospectus or the Prospectus or suspend the sale of the Trust Preferred Securities in any jurisdiction referred to in Section 4(g) hereof; and every request of the Commission, or any securities authority or agency of any jurisdiction, for additional information (to be included in the Registration Statement or the Prospectus or otherwise) has been complied with in all material respects.

            (c) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with full trust power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, the Trust Preferred Securities, the Common Securities and the Trust Agreement and is authorized to do business in each jurisdiction in which such qualification is required, except where the failure to so qualify would not have a material adverse effect upon the condition (financial or otherwise) or results of operations of the Offerors and the Subsidiaries (as hereinafter defined) taken as a whole. The Trust has conducted and will conduct no business other than the transactions contemplated by the Trust Agreement and described in the Prospectus. The Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus. The Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a


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                  corporation. The Trust is and will be treated as a
                  consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

            (d) The Company has been duly organized and is validly existing and in good standing under the laws of Texas and is duly registered as a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended ("BHCA"), supervised by the Board of Governors of the Federal Reserve System ("FRB"). Except as otherwise noted in the financial statements, the Company does not directly or indirectly own any stock or other equity interest in any corporation, partnership, joint venture, unincorporated association or other entity other than First Prosperity Bank, a Texas state bank (the "Bank") and Prosperity Holdings, Inc. ("Holdings") (the Bank and Holdings being collectively referred to herein as the "Subsidiaries"). Each Subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. Each of the Offerors and each Subsidiary has the power and authority, corporate or otherwise, to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business in all jurisdictions in which the conduct of its business or its ownership or leasing of property requires such qualification and the failure so to qualify would have a material adverse effect on the business or condition, financial or otherwise, of the Offerors and the Subsidiaries, taken as a whole; and no proceeding of which the Offerors have knowledge has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. All outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, and are owned, directly or indirectly, by the Company free and clear of all liens, encumbrances and security interests, except as otherwise noted to you. Except as provided in the Registration Statement, no options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into, shares of capital stock or ownership interests in any of the Subsidiaries are outstanding.

            (e) The Company owns directly or indirectly 100 percent of the issued and outstanding capital stock of each of its Subsidiaries, free and clear of any claims, liens, encumbrances or security interests and all of such capital stock has been duly authorized and validly issued and is fully paid and nonassessable.

            (f) The issued and outstanding shares of capital stock of the Company as set forth in the Prospectus have been duly authorized and validly issued, are fully paid and nonassessable, and conform to the description thereof contained in the Prospectus.


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            (g)   The Debentures have been duly authorized by the Company and at the Closing Date will have been duly executed by the Company and, when authenticated in the manner provided in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability of the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equity principles, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to the statements relating thereto in the Prospectus.

            (h) The Common Securities have been duly authorized by the Trust and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will conform to all statements relating thereto contained in the Prospectus. The issuance of the Common Securities is not subject to preemptive or other similar rights. At the Closing Date all of the issued and outstanding Common Securities of the trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

            (i) The Trust Preferred Securities have been duly authorized by the Trust Agreement and, when issued and delivered pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable undivided beneficial interests in the Trust, will be entitled to the benefits of the Trust Agreement and will in all material respects conform to the statements relating thereto contained in the Prospectus. The issuance of the Trust Preferred Securities is not subject to preemptive or other similar rights. Holders of Trust Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of a private corporation for profit.

            (j) The Indenture, the Trust Agreement, the Guarantee Agreement and the Agreement as to Expenses and Liabilities (the "Expense Agreement") are in substantially the respective forms filed as exhibits to the Registration Statement.

            (k) The Company's obligations under the Guarantee Agreement are subordinate and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) of the Company.


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            (l)   The Debentures are subordinate and junior in right of payment to all Senior Indebtedness of the Company.

            (m) Each of the Administrative Trustees is an employee of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement.

            (n) Each of this Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement and the Expense Agreement has been duly authorized, executed and delivered by the Company and/or the Trust, as the case may be, and constitutes a legal, valid and binding obligation of the Company and/or the Trust, as the case may be, enforceable in accordance with its terms, except as enforceability of the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equity principles. Each Offeror has full power and authority to enter into this Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement and the Expense Agreement, as the case may be, and, in the case of the Trust, to authorize, issue and sell the Trust Preferred Securities as contemplated by this Agreement, and each of the Indenture and the Trust Agreement has been duly qualified under the Trust Indenture Act and will conform in all material respects to the statements relating thereto in the Registration Statement and the Prospectus.

            (o) The execution, delivery and performance of this Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement and the Expense Agreement and the consummation of the transactions contemplated hereby or thereby will not, alone or upon notice or the passage of time or both, (A) require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body or third party (except such as may be required under the Act and the securities or blue sky laws of the various states or by the National Association of Securities Dealers, Inc. ("NASD")), (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of either Offeror pursuant to the terms and provisions of any agreement, lease, contract, permit, license, franchise agreement, mortgage, loan agreement, debenture, note, deed of trust, bond, indenture or other evidence of indebtedness or any other instrument or obligation (collectively, "Obligations and Instruments") to which any of them is a party or by which any of them or any of their respective properties or assets is bound or affected, (C) conflict with or constitute a breach or default under any Obligation or Instrument to which either Offeror is a party or by which either of them or any of their respective properties or assets is bound (except for such creation, conflict, breach or default as would not have a material adverse effect upon the condition (financial or otherwise) or results of operations of the Offerors and the Subsidiaries taken as a whole), or conflict with or result in a breach or


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                  violation of any of the terms and provisions of the Company's charter or by-laws, the Trust's Trust Agreement or its Certificate of Trust, or (D) assuming compliance with the Act and all applicable state securities or Blue Sky laws, violate or conflict with any statute, judgment, decree, order, rule or regulation (collectively, "Laws") applicable to the Company or any of its properties or assets (except for such violation or conflict as could not have a material adverse effect upon the condition (financial or otherwise) or results of operations of the Offerors and the Subsidiaries taken as a whole). No action, suit or proceeding before any court or arbitrator or any governmental body, agency or official (domestic or foreign) is pending against or, to the best knowledge of the Offerors, threatened against either Offeror, that, if adversely determined, could reasonably be expected to in any manner invalidate this Agreement, the Indenture, the Trust Agreement or the Guarantee Agreement.

            (p) The accountants who have expressed their opinions with respect to certain of the financial statements and schedules included in the Registration Statement are independent accountants as required by the Act.

            (q) The financial statements, together with the related notes and schedules, contained in the Registration Statement and Prospectus present fairly the consolidated financial position, results of operations, shareholders' equity and cash flows of the Company and its consolidated Subsidiaries on the basis stated therein at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made, except as otherwise stated therein. The selected financial and statistical data included in the Registration Statement present fairly the information shown therein on the basis stated in the Registration Statement and have been compiled on a basis consistent with the financial statements presented therein.

            (r) Neither the Company nor any Subsidiary is in violation of its charter. The Trust is not in violation of the Trust Agreement or its certificate of trust filed with the State of Delaware on October __, 1999 (the "Certificate of Trust"). Neither Offeror nor any Subsidiary is in default under any consent decree, or in default with respect to any material provision of any Obligation or Instrument to which it is a party; and there does not exist any state of facts which constitutes an event of default as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default, in each case, except for defaults which neither singly nor in the aggregate are material to the Offerors and the Subsidiaries taken as a whole.


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            (s)   There are no material legal or governmental proceedings
                  pending, or to the Offerors' knowledge, threatened to which either Offeror or any Subsidiary is or may be a party or of which material property owned or leased by either Offeror or any Subsidiary is or may be the subject, or related to environmental or discrimination matters which are not disclosed in the Prospectus.

            (t) There are no holders of securities of the Company having rights to registration thereof or preemptive rights to purchase any of the Company's capital stock except as disclosed in the Prospectus. Neither the filing of the Registration Statement nor the offering or sale of the Debentures or the Trust Preferred Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of capital stock of the Company.

            (u) The Offerors and the Subsidiaries have good and marketable title to all the properties and assets reflected as owned in the financial statements hereinabove described (or elsewhere in the Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those, if any, reflected in such financial statements (or elsewhere in the Prospectus) or which are not material to the Offerors and the Subsidiaries taken as a whole. The Offerors and the Subsidiaries hold their respective leased properties under valid and binding leases.

            (v) Neither Offeror has taken or will take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise, in stabilization or manipulation of the price of the Trust Preferred Securities.

            (w) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, (A) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition, financial or otherwise, of either Offeror or any Subsidiary, or the business affairs, management, financial position, shareholders' equity or results of operations of either Offeror or any Subsidiary, whether or not occurring in the ordinary course of business, (B) there has not been any transaction not in the ordinary course of business entered into by either Offeror or any of the Subsidiaries which is material to the Offerors and the Subsidiaries, taken as a whole, other than transactions described or contemplated in the Registration Statement, (C) the Offerors and the Subsidiaries have not incurred any material liabilities or obligations, which are not in the ordinary course of business or which could result in a material reduction in the future earnings of the Offerors and the Subsidiaries, (D) the


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                  Offerors and the Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, (E) there has not been any change in the capital stock of the Company or the Subsidiaries (other than upon the exercise of options and warrants described in the Registration Statement), or any material increase in the short-term or long-term debt (including capitalized lease obligations) of the Offerors and the Subsidiaries, taken as a whole, and (F) there has not been any declaration or payment of any dividends or any distributions of any kind with respect to the capital stock of the Company or the Subsidiaries other than any dividends or distributions described or contemplated in the Registration Statement.

            (x) There is no document or transaction of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

            (y) The Offerors and the Subsidiaries own and possess all right, title and interest in and to, or have duly licensed from third parties, all patents, patent rights, trade secrets, inventions, know-how, trademarks, trade names, copyrights, service marks and other proprietary rights ("Trade Rights") material to the business of the Offerors and the Subsidiaries taken as a whole. Neither of the Offerors nor any of the Subsidiaries has received any notice of infringement, misappropriation or conflict from any third party as to such material Trade Rights which has not been resolved or disposed of and neither of the Offerors nor any of the Subsidiaries has infringed, misappropriated or otherwise conflicted with material Trade Rights of any third parties, which infringement, misappropriation or conflict would have a material adverse effect upon the condition (financial or otherwise) or results of operations of the Offerors and the Subsidiaries taken as a whole.

            (z) The conduct of the business of the Offerors and the Subsidiaries is in compliance in all respects with applicable federal, state, local and foreign Laws, except where the failure to be in compliance would not have a material adverse effect upon the condition (financial or otherwise) or results of operations of the Offerors and the Subsidiaries taken as a whole.

            (aa) Each of the Offerors and each Subsidiary has filed all necessary federal and state income and franchise tax returns and has paid all taxes shown as due thereon, and there is no tax deficiency that has been, or to the knowledge of the Offerors might be, asserted against either Offeror or any Subsidiary or any of their respective properties or assets that would or could be expected to have a material adverse effect upon the condition


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                  (financial or otherwise) or results of operations of the
                  Offerors and the Subsidiaries taken as a whole.

            (bb) The Offerors have filed an application to list the Trust Preferred Securities on the Nasdaq National Market and have received notification that the listing has been approved, subject to notice of issuance of the Trust Preferred Securities, as the case may be.

            (cc) Neither of the Offerors nor any Subsidiary is an "investment company", a company "controlled" by an "investment company" or an "investment adviser" within the meaning of the Investment Company Act of 1940, as amended ("Investment Company Act").

            (dd) The deposit accounts of the Bank are insured by the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent provided by law. No proceeding for the termination of such insurance is pending or is threatened. Neither of the Offerors nor any Subsidiary has received or is subject to any directive or order from the FDIC, the FRB the Texas Department of Banking or any other regulatory authority to make any material change in the method of conducting their respective businesses that has not been complied with in all material respects.

            (ee) Neither of the Offerors nor any Subsidiary does any business, directly or indirectly, with the government of Cuba or with any person or entity located in Cuba.

            (ff) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to records is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (gg) Other than as contemplated by this Agreement and as disclosed in the Registration Statement, neither Offeror has incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

            (hh) No report or application filed by the Company or any of its Subsidiaries with the FDIC or the FRB, as of the date it was filed, contained an untrue statement of a material fact or omitted to state a material fact required to


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                  be stated therein or necessary to make the statements therein not misleading when made or failed to comply with the applicable requirements of the FDIC or the FRB, as the case may be.

            (ii) The Offerors and the Subsidiaries hold such permits, licenses, franchises and authorizations of governmental or regulatory authorities or third parties ("Permits") as are necessary to own, lease and operate their respective properties and assets and to conduct their respective businesses, except where the failure to have any such Permit would not have a material adverse effect upon the condition (financial or otherwise) or results of operations of the Offerors and the Subsidiaries taken as a whole. The Offerors and the Subsidiaries have fulfilled and performed all of their respective material obligations with respect to such Permits, and no event has occurred that allows, or after notice or lapse of time or both, would allow revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit.

            (jj) Deloitte & Touche LLP, the accounting firm that has certified or reviewed, or shall certify or review, the financial statements and supporting schedules filed or to be filed with the Commission as part of the Registration Statement and the Prospectus, is an independent public accounting firm with respect to the Offerors and the Subsidiaries as required by the Act.

            (kk) The Offerors have not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Trust Preferred Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company.

            (ll) The Offerors expect that the Trust Preferred Securities will qualify as "tier 1" capital (as defined in 12 C.F.R. Part 325 and subject to the limitations set forth therein).

         39. Purchase, Sale and Delivery of Trust Preferred Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Trust agrees to issue and sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Trust, at a purchase price per Trust Preferred Security of $10.00, the number of Trust Preferred Securities set forth opposite the name of such Underwriter on Schedule A hereto. As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Trust Preferred Securities (together with the proceeds from the sale by the Trust to the Company of the Common Securities) will be used to purchase the Debentures, the Company hereby agrees to pay at the Closing Date to the Underwriters a commission per Trust Preferred Security equal to $0.375 per Trust Preferred Security, or $450,000 in the aggregate.

         At 9:00 A.M., Chicago Time, on the fourth business day, if permitted under Rule 15c6-1 under the Exchange Act (or the third business day if required under Rule 15c6-1 under the

Exchange Act or unless postponed in accordance with the provisions of Section
10) following the date the Registration Statement becomes effective, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Offerors, the Offerors will deliver to you at the offices of counsel for the Underwriters or through the facilities of The Depository Trust Company for the accounts of the several Underwriters, certificates representing the Trust Preferred Securities to be sold by them, respectively, against payment of the purchase price therefor by delivery of federal or other immediately available funds, by wire transfer or otherwise, to the Company. Such time of delivery and payment is herein referred to as the "Closing Date." The certificates for the Trust Preferred Securities so to be delivered will be in such denominations and registered in such names as you request by notice to the Offerors prior to 10:00 A.M., Chicago Time, on the second business day preceding the Closing Date, and will be made available at the Company's expense for checking and packaging by the Representative at 10:00 A.M., Chicago Time, on the business day preceding the Closing Date. Payment for the Trust Preferred Securities so to be delivered shall be made at the time and in the manner described above at the offices of counsel for the Underwriters.

         You have advised the Offerors that each Underwriter has authorized you to accept delivery of its Trust Preferred Securities, to make payment and to receipt therefor. You, individually and not as the Representative of the Underwriters, may make payment for any Trust Preferred Securities to be purchased by any Underwriter whose funds shall not have been received by you by the Closing Date for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any obligation hereunder.

         40. Covenants of the Company. The Offerors jointly and severally covenant and agree that:

             (a) They will, if the Registration Statement has not heretofore become effective under the Act, file an amendment to the Registration Statement or, if necessary pursuant to Rule 430A under the Act, a post-effective amendment to the Registration Statement, as soon as practicable after the execution and delivery of this Agreement, and will use their best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time; and the Offerors will comply fully and in a timely manner with the applicable provisions of Rule 424(b) and Rule 430A under the Act.

             (b) They will advise you promptly and, if requested by you, confirm such advice in writing, (i) when the Registration Statement has become effective, if and when the Prospectus is sent for filing pursuant to Rule 424 under the Act and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the receipt of any comments from the Commission that relate to the Registration Statement or requests by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the

                  Registration Statement, or of the suspension of qualification of the Trust Preferred Securities for offering or sale in any jurisdiction, or the initiation or, to the best knowledge of the Offerors, threat of any proceedings for such purpose by the Commission or any state securities commission or other regulatory authority, and (iv) of the happening of any event or information becoming known during the period referred to in paragraph (e) below that makes any statement of a material fact made in the Registration Statement untrue or that requires the making of any additions to or changes in the Registration Statement (as amended or supplemented from time to time) in order to make the statements therein not misleading or that makes any statement of a material fact made in the Prospectus (as amended or supplemented from time to time) untrue or that requires the making of any additions to or changes in the Prospectus (as amended or supplemented from time to time) in order to make the statements therein, not misleading; if at any time the Commission shall issue or institute proceedings (or threaten to institute any such proceedings) to issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue or institute proceedings (or threaten to institute proceedings) to issue an order suspending the qualification or exemption of the Securities under any state securities or blue sky laws, the Offerors shall use best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

             (c) They will furnish to you without charge one signed copy of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits filed therewith, and will furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

             (d) They will not file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or make any amendment or supplement to the Prospectus of which you shall not previously have been advised and provided a copy a reasonable period of time prior to the filing thereof or to which you or your counsel shall reasonably object, and they will prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by you in your or your counsel's opinion, and will use best efforts to cause the same to become effective as promptly as possible.

             (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as a prospectus is required by the Act to be delivered in connection with the sales by an underwriter or a dealer (in the opinion of your counsel), they will furnish to each Underwriter and dealer without charge as many copies of the Prospectus (and any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request for the purposes contemplated by the Act, and the Offerors consent to the use of the Prospectus and any amendment or supplement thereto by any Underwriter or any dealer, both in connection with the offering or sale of the Securities and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection therewith.

             (f) If during the period specified in paragraph (e) any event shall occur or information become known as a result of which in the opinion of your counsel it becomes necessary to amend or supplement the Prospectus in order to make the statements therein as of the date the Prospectus is delivered to a purchaser, in light of the circumstances under which such statements were made, not misleading, or it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and, subject to paragraph (d) above, they will file with the Commission at the sole expense of the Company an appropriate amendment or supplement to the Prospectus so that the statements of any material facts in the Prospectus, as so amended and supplemented, will not when it is so delivered, in light of the circumstances under which such statements are made, be misleading, or so that the Prospectus will comply with law and it will furnish to the Underwriters and to such dealers as the Underwriters shall specify, at the sole expense of the Company, such number of copies thereof as such Underwriters or dealers may reasonably request.

             (g) Prior to any public offering of the Trust Preferred Securities, they will cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Trust Preferred Securities for offer and sale by the several Underwriters and by dealers under the state securities or blue sky laws of such jurisdictions as you may request (provided that the Offerors shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to take any action which would subject them to general consent to service of process in any jurisdiction in which they are not now so subject), and the Offerors will continue such qualification in effect so long as required by law for the distribution of the Trust Preferred Securities and will file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification (provided that the Offerors shall not be obligated to take any action that would subject it to general consent to service of process in any jurisdiction in which they are not now so subject);

             (h) They will make generally available to their security holders, as soon as it is practicable to do so, but in any event not later than 18 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 1l(a) of the Act and Rule 158 thereunder and will advise you in writing when such statement has been so made available.

             (i) During the period of five years after the date of this Agreement, they will furnish to you a copy (i) as soon as practicable after the filing thereof, of each report filed by either of the Offerors with the Commission, any securities exchange or the NASD; (ii) as soon as practicable after the release thereof, of each material press release in respect of either of the Offerors; (iii) as soon as available, of each report of the Company mailed to shareholders; and (iv) as soon as available, such other publicly available information concerning the Offerors as you may reasonably request.

             (j) They will use the net proceeds received by them from the sale of the Trust Preferred Securities and the Debentures in the manner specified in the Prospectus and will file such reports with the Commission with respect to the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act and will furnish you copies of any such reports as soon as practicable after the filing thereof.

             (k) If, at the time of effectiveness of the Registration Statement, any information shall have been omitted therefrom in reliance upon Rule 430A, then immediately following the execution of this Agreement, they will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430 and Rule 424(b), copies of an amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

             (l) The Company will comply with all registration, filing and reporting requirements of the Exchange Act and the Nasdaq National Market.

         13. Payment of Expenses. Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective as to all of its provisions or is terminated, the Offerors agree to pay (i) all costs, fees and expenses (other than legal fees and disbursements of counsel for the Underwriters and the expenses incurred by the Underwriters) incurred in connection with the performance of the Offerors' obligations hereunder, including without limiting the generality of the foregoing, all fees and expenses of legal counsel for the Offerors and of the Offerors' independent accountants, all costs and expenses incurred in connection with the preparation, printing, filing and distribution of the Registration Statement, each Preliminary Prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein and this Agreement, (ii) all costs, fees and expenses (including legal fees and disbursements not to exceed $5,000 of counsel for the

Underwriters) incurred by the Underwriters in connection with qualifying or registering all or any part of the Trust Preferred Securities for offer and sale under blue sky laws, including the preparation of a blue sky memorandum relating to the Trust Preferred Securities and clearance of such offering with the NASD; and (iii) all fees and expenses of the Property Trustee, the Delaware Trustee and the Indenture Trustee, printing of the certificates for the Trust Preferred Securities and all transfer taxes, if any, with respect to the sale and delivery of the Trust Preferred Securities to the several Underwriters.

         14. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Trust Preferred Securities on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Offerors herein set forth as of the date hereof and as of the Closing Date, to the accuracy of the statements of officers or trustees of the Offerors made pursuant to the provisions hereof, to the performance by the Offerors of their respective obligations hereunder, and to the following additional conditions:

             (a) The Registration Statement shall have become effective either prior to the execution of this Agreement or not later than 1:00 P.M., Chicago Time, on the first full business day after the date of this Agreement, or such later time as shall have been consented to by you but in no event later than 1:00 P.M., Chicago Time, on the third full business day following the date hereof; and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Offerors or you, shall be contemplated by the Commission. If the Company has elected to rely upon Rule 430A, the information concerning the price-related information shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed period and the Offerors will provide evidence satisfactory to the Representative of such timely filing (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rules 430A and 424(b)).

             (b) The Trust Preferred Securities shall have been qualified for sale under the blue sky laws of such states as shall have been specified by the Representative.

             (c) The legality and sufficiency of the authorization, issuance and sale of the Trust Preferred Securities hereunder, the execution and delivery of this Agreement and all corporate proceedings and other legal matters incident thereto, and the form of the Registration Statement and the Prospectus (except financial statements) shall have been approved by counsel for the Underwriters exercising reasonable judgment, and no Underwriter shall have advised the Company that the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of material fact, or omits to state a fact that in your opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

             (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any material change, or any material development involving a prospective change, in or affecting particularly the business or properties of the Offerors or the Subsidiaries, whether or not arising in the ordinary course of business, that, in your judgment, makes it impractical or inadvisable to proceed with the public offering or purchase of the Trust Preferred Securities as contemplated hereby.

             (e) There shall have been furnished to you, as Representative of the Underwriters, on the Closing Date, except as otherwise expressly provided below:

                  (i) An opinion of Bracewell & Patterson, L.L.P., Houston, Texas, counsel for the Company, addressed to the Underwriters and dated the Closing Date, to the effect that:

                           (1) The Company has been duly organized and is
                  validly existing and in good standing under the laws of Texas. Each Subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. Each of the Offerors and each Subsidiary has the power and authority, corporate or otherwise, to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business in all jurisdictions in which the conduct of its business or its ownership or leasing of property requires such qualification and the failure so to qualify would have a material adverse effect on the business or condition, financial or otherwise, of the Offerors and the Subsidiaries, taken as a whole.

                           (2) Each Offeror has all necessary power and
                  authority, corporate, trust or otherwise, to enter into and perform this Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement and the Expense Agreement, as applicable, and to effect the transactions contemplated hereby or thereby. The performance of the Offerors' respective obligations hereunder and under the Indenture, the Trust Agreement, the Guarantee Agreement and the Expense Agreement, as applicable, have been duly authorized by all necessary action. This Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement and the Expense Agreement have been duly executed and delivered by and on behalf of the Trust and/or the Company, as applicable, and, assuming due authorization, execution and delivery of such agreements by the other parties thereto, constitute legal, valid and binding agreements of the Trust and/or the Company, as applicable, enforceable in accordance with their respective terms, except as enforceability of the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors' rights generally and by general equity principles. No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body or, to the best of such counsel's knowledge, after due inquiry, third party, is necessary in connection with the execution and delivery of this Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement or the Expense Agreement and the consummation of the transactions contemplated herein or therein or as contemplated by the Prospectus (other than as may be required by the Trust Indenture Act, the NASD or as required by state securities or blue sky laws, as to which such counsel need express no opinion) except such as have been obtained or made, with counsel specifying the same.

                           (3) The authorized, issued and outstanding capital
                  stock of the Company is as set forth in the Prospectus under "Capitalization." All of the shares of outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and were not issued in violation of any preemptive rights or, to the best of such counsel's knowledge, other rights to subscribe for or purchase securities. Except as set forth in the Registration Statement and the Prospectus, to the best of such counsel's knowledge, no options, warrants or other rights to convert any obligation into, or exchange any securities for, shares of capital stock or ownership interests in the Company are outstanding.

                           (4) To the best of such counsel's knowledge, after
                  due inquiry, neither the filing of the Registration Statement or any amendment thereto nor the offer and sale of the Securities to the Underwriters as contemplated by this Agreement gives rise to any rights, nor do any rights exist, for or relating to the registration under the Act of any securities of either Offeror.

                           (5) The Registration Statement has become effective
                  under the Act, the Prospectus has been filed as required by this Agreement, if necessary, and to the best of such counsel's knowledge: (a) after telephonic inquiry of the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued, and (b) no proceedings for that purpose are pending or have been initiated or threatened by the Commission. The Registration Statement (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A, if applicable), the Prospectus and each amendment or supplement thereto (except for the financial statements and other statistical or financial data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                           (6) The descriptions in the Registration Statement
                  and Prospectus of contracts, instruments and other documents filed as exhibits to the Registration Statement, and the description of legal and governmental proceedings, are accurate in all material respects, and such counsel does not know of any proceedings required to be described in the Prospectus that are not described, or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that were not described and filed as required.

                           (7) Neither the filing of the Registration Statement
                  or any amendment nor the execution and performance of this Agreement, the Indenture, the Trust Agreement the Guarantee Agreement or the Expense Agreement, nor the consummation of the transactions contemplated herein or therein, will contravene any of the provisions of, or result in a default under (nor, to the best of such counsel's knowledge, has any event occurred which with notice or lapse of time, or both, would constitute a breach or default under), any Obligations and Instruments to which the Trust or the Company is a party or by which their property is bound (except for such contravention or default which would not have a material adverse effect on the business or condition, financial or otherwise, of the Offerors and the Subsidiaries, taken as a whole), or violate any of the provisions of the charter or by-laws of the Company or the Certificate of Trust of the Trust, or violate any Laws known to such counsel.

                           (8) Neither of the Offerors nor any Subsidiary is an
                  "investment company", a company "controlled" by an "investment company" or an "investment adviser" within the meaning of the Investment Company Act.

                           (9) The statements in the Prospectus under the
                  caption "Description of the Trust Preferred Securities," "Description of the Debentures," "Description of the Guarantee" and "Relationship among the Trust Preferred Securities, the Debentures and the Guarantee," insofar as such statements constitute matters of law applicable to the Offerors or summaries of documents, fairly present the information required to be included therein in all material respects.

                           (10) All of the issued and outstanding Common
                  Securities of the Trust are owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                           (11) Each of the Indenture, the Trust Agreement and
                  the Guarantee Agreement has been duly qualified under the Trust Indenture Act.

                           (12) The Debentures are subordinate and junior in
                  right of payment to all Senior Indebtedness of the Company.

                           (13) No Tax Event, Capital Treatment Event or
                  Investment Company Event (each as defined in the Indenture) has occurred.

                           (14) The statements set forth in the Prospectus
                  under the caption "Federal Income Tax Consequences" constitute a fair and accurate summary of the matters addressed therein, based upon current law and the assumptions stated or referred to therein.

                           (15) To the best of such counsel's knowledge and
                  information after due inquiry, the Trust is not required to be authorized to do business in any other jurisdiction, and the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus.

                           In addition, such counsel shall state that they have
                  participated in conferences with officers and other representatives of the Offerors, representatives of the independent public accountants of the Company and representatives of the Underwriters and their counsel, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as set forth above) and has not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality upon the statements of officers and other representatives of the Company), no facts have come to such counsel's attention that lead such counsel to believe that either the Registration Statement or any amendment (including any post-effective amendment) thereto at the time such Registration Statement or amendment became effective, and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Prospectus or any amendment or supplement thereto as of their respective dates and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need express no opinion with respect to the financial statements, schedules and other financial data included in the Registration Statement or the Prospectus.

                          (ii) An opinion of __________, dated the Closing Date, addressed to the Underwriters, counsel for the Property Trustee under the Trust Agreement, the Indenture Trustee under the Indenture and the Guarantee Trustee under the Guarantee Agreement, to the effect that:

                           (1) First Union Trust Company, National Association,
                  is duly incorporated and is validly existing in good standing as a banking corporation under the laws of the State of Delaware.

                           (2) First Union Trust Company, National Association
                  has the power and authority to execute, deliver and perform its obligations under the Indenture, the Trust Agreement and the Guarantee Agreement.

                           (3) Each of the Indenture, the Trust Agreement and
                  the Guarantee Agreement has been duly authorized, executed and delivered by First Union Trust Company, National Association, and constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with their respective terms.

                           (4) The execution, delivery and performance by First
                  Union Trust Company, National Association of the Indenture, Trust Agreement and the Guarantee Agreement do not conflict with or constitute a breach of the charter or by-laws of Bankers Trust Company or Bankers Trust (Delaware), as the case may be.

                           (5) No consent, approval or authorization of, or
                  registration with or notice to, any governmental authority or agency of the State of Delaware or the United States governing the banking or trust powers of First Union Trust Company, National Association is required for the execution, delivery or performance by it of the Indenture, the Trust Agreement or the Guarantee Agreement.

                           (iii) An opinion of Richards, Layton & Finger, P.A., Wilmington, Delaware, special Delaware counsel to the Offerors, dated the Closing Date, to the effect that:

                           (1) The Trust has been duly created and is validly
                  existing in good standing as a business trust under the Delaware Act, and all filings required as of the date hereof under the Delaware Act with respect to the creation and valid existence of the Trust as a business trust have been made.

                           (2) Under the Trust Agreement and the Delaware Act,
                  the Trust has the trust power and authority to own property and to conduct its business, all as described in the Prospectus.

                           (3) The Trust Agreement constitutes a valid and
                  binding obligation of the Company and each of the Property Trustee and the Administrative Trustees, and is enforceable against the Company and each of the Property Trustee and the Administrative Trustees in accordance with its terms.

                           (4) Under the Trust Agreement and the Delaware Act,
                  the Trust has the trust power and authority (i) to execute and deliver, and to perform its obligations under, this Agreement, and (ii) to issue, and to perform its obligations under, this Agreement, and (iii) to issue, and to perform its obligations under, the Trust Preferred Securities and the Common Securities.

                           (5) Under the Trust Agreement and the Delaware Act,
                  the execution and delivery by the trust of this Agreement, and the performance by it of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Trust.

                           (6) The Trust Preferred Securities and the Common
                  Securities have been duly authorized by the Trust Agreement and are duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust. The respective holders of the Trust Preferred Securities and the Common Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                           (7) Under the Trust Agreement and the Delaware Act,
                  the issuance of the Trust Preferred Securities and the Common Securities is not subject to preemptive or similar rights.

                           (8) The issuance and sale by the Trust of the Trust
                  Preferred Securities and the Common Securities, the purchase by the Trust of the Debentures, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated by this Agreement and compliance by the Trust with its obligations under this Agreement do not violate (A) any of the provisions of the Certificate of Trust or the Trust Agreement, or (B) any applicable Delaware law or administrative regulation.

                          (iv) Such opinion of Barack Ferrazzano Kirschbaum Perlman & Nagelberg, Chicago, Illinois, counsel for the Underwriters, dated the Closing Date, with respect to such matters as you may reasonably require.

                          (v) A certificate of the chief executive officer and the principal financial officer of the Company, dated the Closing Date, to the effect that:

                           (1) the representations and warranties of the
                  Company set forth in Section 2 of this Agreement are true and correct as of the date of this Agreement and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

                           (2) the Commission has not issued an order
                  preventing or suspending the use of the Prospectus or any Preliminary Prospectus filed as a part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the best knowledge of the respective signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Act.

                  The delivery of the certificate provided for in this subparagraph shall be and constitute a representation and warranty of the Company as to the facts required in the immediately foregoing clauses (1) and (2) of this subparagraph to be set forth in said certificate.

                           (vi) A certificate of the Administrative Trustees, dated the Closing Date, to the effect that:

                           (1) the representations and warranties of the
                  Company set forth in Section 2 of this Agreement are true and correct as of the date of this Agreement and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

                           (2) the Commission has not issued an order
                  preventing or suspending the use of the Prospectus or any Preliminary Prospectus filed as a part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the best knowledge of the respective signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Act.

                  The delivery of the certificate provided for in this subparagraph shall be and constitute a representation and warranty of the Trust as to the facts required in the immediately foregoing clauses (1) and (2) of this subparagraph to be set forth in said certificate.

                          (vii) In connection with the execution of this Agreement and on the Closing Date, a "cold comfort" letter from Deloitte & Touche LLP, dated as of each such date, in form and substance satisfactory to you, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus. There shall not have been any change or decrease specified in the letters referred to in this subparagraph which makes it impractical or inadvisable in the judgment of the Representative to proceed with the public offering or purchase of the Trust Preferred Securities as contemplated hereby.

                          (viii) Such further certificates and documents as the Representative may reasonably request.

         All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory to you and to Barack Ferrazzano Kirschbaum Perlman & Nagelberg, counsel for the Underwriters, which approval shall not be unreasonably withheld. The Offerors shall furnish you with such manually signed or conformed copies of such opinions, certificates, letters and documents as you request.

         If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at the Closing Date is not so satisfied, this Agreement at your election will terminate upon notification to the Offerors without liability on the part of any Underwriter or the Offerors, except for the expenses to be paid or reimbursed by the Company pursuant to Sections 5 and 7 hereof and except to the extent provided in Section 9 hereof.

         7. Reimbursement of Underwriters' Expenses. If the sale to the Underwriters of the Trust Preferred Securities on the Closing Date is not consummated because any condition of the Underwriters' obligations hereunder is not satisfied or because of any refusal, inability or failure on the part of either Offeror to perform any agreement herein or to comply with any provision hereof, unless such failure to satisfy such condition or to comply with any provision hereof is due to the default or omission of any Underwriter, the Offerors jointly and severally agree to reimburse you and the other Underwriters upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by you and them in connection with the proposed purchase and the sale of the Trust Preferred Securities. Any such termination shall be without liability of any party to any other party except that the provisions of this Section, Section 5 and Section 9 shall at all times be effective and shall apply.

         8. Effectiveness of Registration Statement. You and the Offerors will use your and their best efforts to cause the Registration Statement to become effective, if it has not yet become effective, and to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if such stop order be issued, to obtain as soon as possible the lifting thereof.

         9. Indemnification. (a) The Offerors jointly and severally agree to indemnify and hold harmless each Underwriter, each officer and director thereof and each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such person may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A, if applicable, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter and each such person for any legal or other expenses reasonably incurred by such Underwriter or such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Offerors will not be liable in any such case to the extent that (i) any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Offerors by or on behalf of any Underwriter through the Representative, specifically for use therein; or (ii) if such statement or omission was contained or made in any Preliminary Prospectus and corrected in the Prospectus and (1) any such loss, claim, damage or liability suffered or incurred by any Underwriter or person resulted from an action, claim or suit by any person who purchased Trust Preferred Securities which are the subject thereof from such Underwriter in the offering and (2) such Underwriter failed to deliver or provide a copy of the Prospectus to such person at or prior to the confirmation of the sale of such Trust Preferred Securities in any case where such delivery is required by the 193 Act. In addition to their other obligations under this
Section 9(a), the Offerors agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 9(a), they will reimburse the Underwriters on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Offerors' obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. This indemnity agreement will be in addition to any liability which the Offerors may otherwise have.

         (b) Each Underwriter will severally indemnify and hold harmless the Offerors and each of their trustees, officers and directors who signed the Registration Statement, and each person, if any, who controls the Offerors within the meaning of the Act or the Exchange Act, against any losses, claims, damages or liabilities to which the Offerors, or any such person may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto in reliance upon and in conformity with Section 4 of this Agreement or any other written information furnished to the Offerors by such Underwriter through the Representative specifically for use in the preparation thereof; and will reimburse any legal or other expenses reasonably incurred by the Offerors or any such person in connection with investigating or defending any such loss, claim, damage, liability or action. In addition to their other obligations under this Section 9(b), the Underwriters agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 9(b), they will reimburse the Offerors on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Offerors for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party was prejudiced by such failure to notify. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or the indemnified and indemnifying parties may have conflicting interests which would make it inappropriate for the same counsel to represent both of them, the indemnified party or parties shall have the right to select separate counsel to assume such legal defense and otherwise to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defense in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representative in the case of paragraph (a) representing all indemnified parties not having different or additional defenses or potential conflicting interest among themselves who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such proceeding.

         (d) If the indemnification provided for in this Section is unavailable to an indemnified party under paragraphs (a) or (b) hereof in respect of any losses, claims, damages or liabilities referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors and the Underwriters from the offering of the Trust Preferred Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The respective relative benefits received by the Offerors and the Underwriters shall be deemed to be in the same proportion in the case of the Offerors as the total price paid to the Offerors for the Trust Preferred Securities by the Underwriters (net of underwriting discount but before deducting expenses), and in the case of the Underwriters as the underwriting discount received by them bears to the total of such amounts paid to the Offerors and received by the Underwriters as underwriting discount in each case as contemplated by the Prospectus. The relative fault of the Offerors and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Offerors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

         The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Trust Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section are several in proportion to their respective underwriting commitments and not joint.

         (e) The provisions of this Section shall survive any termination of this Agreement.

         10. Default of Underwriters. It shall be a condition to the agreement and obligation of the Offerors to sell and deliver the Trust Preferred Securities hereunder, and of each Underwriter to purchase the Trust Preferred Securities hereunder, that, except as hereinafter in this paragraph provided, each of the Underwriters shall purchase and pay for all Trust Preferred Securities agreed to be purchased by such Underwriter hereunder upon tender to the Representative of all such Trust Preferred Securities in accordance with the terms hereof. If any Underwriter or Underwriters default in their obligations to purchase Trust Preferred Securities hereunder on the Closing Date and the aggregate number of Trust Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10 percent of the total number of Trust Preferred Securities which the Underwriters are obligated to purchase on the Closing Date, the Representative may make arrangements satisfactory to the Offerors for the purchase of such Trust Preferred Securities by other persons, including any of the Underwriters; but if no such arrangements are made by such date, the nondefaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the

Trust Preferred Securities which such defaulting Underwriters agreed but failed to purchase on such date. If any Underwriter or Underwriters so default and the aggregate number of Trust Preferred Securities with respect to which such default or defaults occur is more than the above percentage and arrangements satisfactory to the Representative and the Offerors for the purchase of such Trust Preferred Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter or the Offerors, except for the expenses to be paid by the Offerors pursuant to Section 5 hereof and except to the extent provided in Section 9 hereof.

         In the event that Trust Preferred Securities to which a default relates are to be purchased by the nondefaulting Underwriters or by another party or parties, the Representative or the Company shall have the right to postpone the Closing Date for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         11. Termination. Without limiting the right to terminate this Agreement pursuant to any other provision hereof, this Agreement may be terminated by you prior to the Closing Date, if (i) trading in securities on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared by Texas or United States authorities, (iii) there shall have been any change in financial markets or in political, economic or financial conditions which, in the opinion of the Representative, either renders it impracticable or inadvisable to proceed with the offering and sale of the Trust Preferred Securities on the terms set forth in the Prospectus or materially and adversely affects the market for the Trust Preferred Securities, or (iv) there shall have been an outbreak of major armed hostilities between the United States and any foreign power which in the opinion of the Representative makes it impractical or inadvisable to offer or sell the Trust Preferred Securities. Any termination pursuant to this Section 11 shall be without liability on the part of any Underwriter to the Offerors or on the part of the Offerors to any Underwriter (except for expenses to be paid or reimbursed pursuant to Section 5 hereof and except to the extent provided in Section 9 hereof).

         12. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Offerors and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Offerors or any of its or their trustees, partners, principals, members, officers or directors or any controlling person and will survive delivery of and payment for the Trust Preferred Securities sold hereunder.

         13. Notices. All communications hereunder will be in writing and, if sent to the Underwriters will be mailed, delivered or telegraphed and confirmed to you c/o Howe Barnes Investments, Inc., 135 South LaSalle Street, Chicago, Illinois 60603, Attention: Paul A. O'Connor; if sent to the either of the Offerors will be mailed, delivered or telegraphed and confirmed to the such Offeror at its principal offices.

         14. Successors. This Agreement and the Pricing Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, personal representatives and assigns, and to the benefit of the officers and directors and controlling persons referred to in Section 11, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Trust Preferred Securities as such from any of the Underwriters merely by reason of such purchase.

         15. Partial Unenforceability. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other section, paragraph or provision hereof.

         16. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

         17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Offerors and the several Underwriters including you, all in accordance with its terms.

                                    Very truly yours,

                                    PROSPERITY BANCSHARES, INC.



                                    By
                                        -----------------------------------
                                        Name:
                                        Title:



                                    PROSPERITY CAPITAL TRUST I



                                    By
                                        -----------------------------------
                                        Name:
                                        Title:  Administrative Trustee

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.



HOWE BARNES INVESTMENTS, INC.

Acting as Representative of the several
Underwriters named in Schedule A



By
    ---------------------------------
    Name:  Paul A. O'Connor
    Title:  First Vice President

                                   SCHEDULE A


                                                             NUMBER OF TRUST
                                                           PREFERRED SECURITIES
                        UNDERWRITER                          TO BE PURCHASED
                        -----------                        --------------------
Howe Barnes Investments, Inc.















TOTAL                                                           1,200,000
                                                                =========


                                       1